UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 24, 2009

Auxilium Pharmaceuticals, Inc.

(Exact Name of Registrant Specified in Charter)

Delaware	000-50855	23-3016883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Valley Stream Parkway Malvern, PA	19355
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 321-5900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On September 25, 2009, Auxilium Pharmaceuticals, Inc. (“Auxilium”) issued a press release announcing the pricing of the offering of the Shares (as defined below). The press release is being furnished with this Report as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

On September 24, 2009, Auxilium entered into an Underwriting Agreement (the “Underwriting Agreement”) with Jefferies & Company, Inc. (the “Underwriter”), that provides for the issuance and sale by Auxilium, and the purchase by the Underwriter, of 3,000,000 shares of Auxilium common stock (the “Firm Shares”). The Underwriter is offering the Firm Shares at an initial offering price to the public of $34.50 per share. Under the terms of the Underwriting Agreement, the Underwriter has an option, exercisable for 30 days, to purchase up to an additional 450,000 shares of Auxilium common stock to cover over-allotments, if any (the “Option Shares” and together with the Firm Shares, the “Shares”). Auxilium expects to consummate the sale of the Firm Shares to the Underwriter, which is subject to the closing conditions specified in the Underwriting Agreement, no later than September 30, 2009. The foregoing is a summary description of certain terms of the Underwriting Agreement and, by its nature, is incomplete. It is qualified in its entirety by the text of the Underwriting Agreement attached as Exhibit 1.1 to this Report and incorporated herein by reference. All readers are encouraged to read the entire text of the Underwriting Agreement. The Underwriting Agreement is also filed with reference to, and is hereby made an exhibit to, the Registration Statement (as defined below).

The Shares have been registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement (the “Registration Statement”) on Form S-3 (File No. 333-145710), which was declared effective on September 19, 2007.

The legal opinion of Morgan, Lewis & Bockius LLP as to the validity of the Shares is attached hereto as Exhibit 5.1 and is filed with reference to, and is hereby made an exhibit to, the Registration Statement. Such opinion also contains the consent of Morgan, Lewis & Bockius LLP to the filing of its opinion as an exhibit to the Registration Statement, which consent is also filed with reference to, and hereby made an exhibit to, the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
1.1	Underwriting Agreement, dated September 24, 2009, between Auxilium Pharmaceuticals, Inc. and Jefferies & Company, Inc.

5.1	Opinion of Morgan, Lewis & Bockius LLP.

23.1	Consent of Morgan, Lewis & Bockius LLP (contained in Exhibit 5.1).

99.1	Press release of Auxilium Pharmaceuticals, Inc. dated September 25, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AUXILIUM PHARMACEUTICALS, INC.

Date: September 25, 2009	By:	/s/ Jennifer Evans Stacey
Jennifer Evans Stacey, Esq.
Executive Vice President, General Counsel, Human Resources and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
1.1	Underwriting Agreement, dated September 24, 2009, between Auxilium Pharmaceuticals, Inc. and Jefferies & Company, Inc.

5.1	Opinion of Morgan, Lewis & Bockius LLP.

23.1	Consent of Morgan, Lewis & Bockius LLP (contained in Exhibit 5.1 above).

99.1	Press release of Auxilium Pharmaceuticals, Inc. dated September 25, 2009.